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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   FORM N-CSR

                                 --------------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21257

                       PNC ALTERNATIVE STRATEGIES FUND LLC
               (Exact name of registrant as specified in charter)

                                 --------------

                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-239-0418

                     DATE OF FISCAL YEAR END: MARCH 31, 2009

                    DATE OF REPORTING PERIOD: MARCH 31, 2009

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.


PNC ALTERNATIVE STRATEGIES
FUND LLC
ANNUAL REPORT
MARCH 31, 2009

PNC ALTERNATIVE STRATEGIES FUND LLC
CONTENTS
MARCH 31, 2009

                                                                          PAGE
Report of Independent Registered Public Accounting Firm ..............       2

FINANCIAL STATEMENTS

Statement of Assets and Liabilities ..................................       3

Statement of Operations ..............................................       4

Statements of Changes in Members' Capital ............................       5

Statement of Cash Flows ..............................................       6

Financial Highlights .................................................       7

Notes to Financial Statements ........................................       8

Directors and Officers of the Fund (Unaudited) .......................      14

Other Information (Unaudited) ........................................      18

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Alternative Strategies Fund LLC:

We have audited the accompanying statement of assets and liabilities of PNC Alternative Strategies Fund LLC (the "Fund") as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended prior to March 31, 2006, were audited by other auditors whose report, dated May 27, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Alternative Strategies Fund LLC as of March 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include an investment in PNC Alternative Strategies Master Fund LLC (the "Master Fund") valued at $23,231,723 (99.88% of total members' capital) as of March 31, 2009, whose fair value has been estimated by management in the absence of readily ascertainable market values. Management's estimate is based on information provided by the investment managers or general partners of the underlying funds of the Master Fund.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2009

PNC ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009

ASSETS
Investment in PNC Alternative Strategies Master Fund LLC ("Master Fund")     $ 23,231,723
Receivable from Master Fund for tender offers                                   5,000,000
Restricted cash                                                                   750,000
Receivable from Manager                                                           104,952
Prepaid expenses                                                                   10,446
                                                                             ------------
   Total assets                                                                29,097,121
                                                                             ------------
LIABILITIES
Note payable for tender offers                                                  5,750,000
Administration fee payable                                                         41,250
Incentive fee payable                                                               4,902
Directors' fees payable                                                               137
Other accrued expenses                                                             40,320
                                                                             ------------
   Total liabilities                                                            5,836,609
                                                                             ------------
   Net assets                                                                $ 23,260,512
                                                                             ============
MEMBERS' CAPITAL
Capital                                                                      $ 13,826,557
Accumulated net investment loss                                                (7,433,016)
Accumulated net realized gain on investments                                   15,303,864
Net unrealized appreciation on investments                                      1,563,107
                                                                             ------------
      Members' capital                                                       $ 23,260,512
                                                                             ============

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF OPERATIONS YEAR ENDED
MARCH 31, 2009

NET INVESTMENT LOSS ALLOCATED FROM MASTER FUND
   Dividend income                                                           $     40,306
   Expenses                                                                      (781,838)
                                                                             ------------
      Net investment loss allocated from Master Fund                             (741,532)
                                                                             ------------

DIVIDEND INCOME                                                                        32
                                                                             ------------

OPERATING EXPENSES
Administration fees                                                               104,736
Directors' fees                                                                     7,949
Chief Compliance Officer fees                                                       6,299
Incentive fees                                                                      4,902
Audit and tax fees                                                                 62,589
Printing fees                                                                      33,317
Legal fees                                                                         25,621
Registration fees                                                                   7,608
Tax expense                                                                         6,974
Other expenses                                                                     12,244
                                                                             ------------
         Total operating expenses                                                 272,239
Less:
      Expense waiver/reimbursement from Manager                                  (316,277)
                                                                             ------------
         Net expenses                                                             (44,038)
                                                                             ------------
         Net investment loss                                                     (697,462)
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
   FROM MASTER FUND
Net realized gain on investments                                                1,674,770
Net change in unrealized appreciation on investments                           (6,426,989)
                                                                             ------------
         Net realized and unrealized loss on investments allocated
            from Master Fund                                                   (4,752,219)
                                                                             ------------
Net decrease in members' capital from operating activities                   $ (5,449,681)
                                                                             ============

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL



FOR THE YEAR ENDED MARCH 31, 2008
FROM OPERATING ACTIVITIES
Net investment loss                                                    $  (1,004,330)
Net realized gain on investments                                           4,454,484
Net change in unrealized appreciation on investments                      (2,944,674)
                                                                       -------------
   Net increase in members' capital from operating activities                505,480
                                                                       -------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                             695,000
Costs of Interests repurchased                                            (9,767,841)
                                                                       -------------
   Net decrease in members' capital from capital transactions             (9,072,841)
                                                                       -------------
MEMBERS' CAPITAL
Balance at beginning of year                                              47,227,554
                                                                       -------------
Balance at end of year                                                 $  38,660,193
                                                                       =============

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                                                    $    (697,462)
Net realized gain on investments                                           1,674,770
Net change in unrealized appreciation on investments                      (6,426,989)
                                                                       -------------
   Net decrease in members' capital from operating activities             (5,449,681)
                                                                       -------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                              50,000
Costs of Interests repurchased                                           (10,000,000)
                                                                       -------------
   Net decrease in members' capital from capital transactions             (9,950,000)
                                                                       -------------
MEMBERS' CAPITAL
Balance at beginning of year                                              38,660,193
                                                                       -------------
Balance at end of year                                                 $  23,260,512
                                                                       =============

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF CASH FLOWS YEAR ENDED MARCH 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital from operating activities                              $ (5,449,681)
Adjustments to reconcile net decrease in members' capital from operating activities to net cash provided by operating activities
   Purchases of investments in Master Fund                                                  (142,548)
   Proceeds from the sale of investments in Master Fund                                   10,258,211
   Net investment loss and realized/unrealized loss allocated from Master Fund             5,493,751
   Net sale of short-term investment                                                              79
   Decrease in prepaid directors' fees                                                           548
   Increase in prepaid expenses                                                               (7,361)
   Increase in receivable from Manager                                                       (84,102)
   Increase in restricted cash                                                                (8,161)
   Decrease in incentive fee payable                                                         (51,998)
   Decrease in due to Master Fund                                                            (93,924)
   Increase in administration fee payable                                                     15,000
   Increase in directors' fees payable                                                           137
   Decrease in Chief Compliance Officer fees payable                                            (652)
   Increase in other accrued expenses                                                         12,540
                                                                                        ------------
      Net cash provided by operating activities                                            9,941,839
                                                                                        ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Costs of Interests repurchased                                                            (9,941,839)
      Net cash used in financing activities                                               (9,941,839)
                                                                                        ------------
      Net change in cash and cash equivalents                                                     --
                                                                                        ------------
CASH AND CASH EQUIVALENTS
Beginning of year                                                                                 --
                                                                                        ------------
End of year                                                                             $         --
                                                                                        ============

NON-CASH FINANCING ACTIVITIES
   Receivable from Master Fund for tender offers                                        $  5,000,000

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES FUND LLC
FINANCIAL HIGHLIGHTS

                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                  MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,    MARCH 31,
                                                    2009           2008           2007+          2006         2005
                                                 ----------     ----------     ----------     ----------   ----------
TOTAL RETURN
Total return before incentive fee (1)             (14.41)%         0.53%          7.34%          11.10%        5.96%
Incentive fee                                      (0.00)%        (0.06)%        (0.78)%         (1.11)%      (0.57)%
         Total return after incentive fee (1)     (14.41)%         0.47%          6.56%           9.99%        5.39 %
                                                 -------        -------        -------         -------      -------
Members' capital, end of period (000's)          $23,261        $38,660        $46,707         $51,440      $50,216
                                                 =======        =======        =======         =======      =======
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio,
   before waivers and reimbursements               (2.87)%        (2.41)%        (3.06)%         (3.83)%      (3.51)%
   net of waivers and reimbursements               (1.99)%        (2.07)%        (2.65)%         (3.06)%      (2.76)%
Expense ratio before incentive fee,
   before waivers and reimbursements (2)            2.97%          2.43%          2.41%           2.86%        2.99%
   net of waivers and reimbursements (2)            2.09%          2.09%          2.00%           2.09%        2.24%
Expense ratio before incentive fee,
   net of waivers and reimbursements                2.09%          2.09%          2.00%           2.09%        2.24%
Incentive fee                                       0.01%          0.12%          0.76%           1.05%        0.56%
                                                 -------        -------        -------         -------      -------
   Expense ratio after incentive fee, net
      of waivers and reimbursements                 2.10%          2.21%          2.76%           3.14%        2.80%
                                                 -------        -------        -------         -------      -------
Portfolio turnover                                 15.23% (3)     22.16% (3)     17.52% (3)      21.76%       49.95%

+ On July 1, 2006, the Fund converted into a Feeder Fund of the PNC Alternative Strategies Master Fund LLC. Performance information prior to July 1, 2006 was that of the stand-alone fund.

(1) Total return is calculated for all members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for all members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to a member's capital may vary from these ratios based on the timing of capital transactions. The Manager has contractually agreed to waive certain Fund expenses. See
      Note 2 in the Notes to Financial Statements.

(3) Portfolio turnover represents the Master Fund's portfolio turnover for July 1, 2006 to March 31, 2007 and the years ended March 31, 2008 and March 31, 2009. Portfolio turnover for the Fund from April 1, 2006 to June 30, 2006 was 5.15%. Portfolio turnover is calculated for the period indicated.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

1.    ORGANIZATION

      PNC Alternative Strategies Fund LLC, the "Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, investment management company. The Fund was formed on October 3, 2002 and commenced investment operations on December 30, 2002. On August 11, 2005, the Board approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the members at a special meeting held on October 7, 2005. On July 1, 2006, the Fund transferred all of its investable assets totaling $51,454,186, including its interests in the underlying investment funds to PNC Alternative Strategies Master Fund LLC, formerly Mercantile Alternative Strategies Master Fund LLC (the "Master Fund"), a registered, non-diversified, closed-end investment company with the same investment objective as the Fund. The Fund's interests ("Interests") are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.

      The Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure. The Fund seeks to achieve this objective by investing substantially all of its investable assets into the Master Fund. The Master Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies with a small-capitalization focus. In order to effectuate this strategy, the Master Fund will invest principally in Investment Funds whose investments have a median market capitalization of $5 billion or less. Alternative investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as "alternative investment strategies" in contrast to the investment programs of "traditional" registered investment companies, such as mutual funds. The performance of the Fund is directly affected by the performance of the Master Fund. Attached are the financial statements of the Master Fund and should be read in conjunction with the Fund's financial statements. The Fund owned 87.0% of the Master Fund as of March 31, 2009.

      The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

      PNC Capital Advisors, Inc. (formerly Mercantile Capital Advisors, Inc.), the "Manager", serves as the investment manager of the Fund and Master Fund. The Manager oversees the management of the day-to-day operations of the Fund and the Master Fund under the supervision of both the Fund's and the Master Fund's Board of Directors, respectively. The Manager is registered as an investment adviser under the Advisers Act of 1940 (the "Advisers Act") and is a corporation formed under the laws of the State of Maryland. The Manager was a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, which, in turn, was wholly-owned by Mercantile Bankshares Corporation ("Mercantile Bankshares"). On March 2, 2007, Mercantile Bankshares merged into and with The PNC Financial

PNC ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      Services Group, Inc. ("PNC"). As a result of the merger, the Manager is now indirectly wholly owned by PNC, a financial holding company. The acquisition by PNC of the indirect controlling interest in the Manager resulted in an "assignment," as that term is defined in the 1940 Act, of the prior investment management agreement which automatically terminated in accordance with its terms. The Manager continued to provide investment management services to the Fund and the Master Fund under interim investment management agreements (collectively the "Interim Investment Management Agreements") approved by the Board of Directors, from March 2, 2007 through July 20, 2007, when the Fund's members approved the new investment management agreements.

      At March 31, 2009, PNC Investment Corp., an affiliate of the Manager, had a capital balance in the Fund of $15,307,832.

      The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc. (formerly, Robeco-Sage Capital Management, LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

      Generally, initial and additional subscriptions for Interests by eligible members may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

      A.    PORTFOLIO VALUATION

            The net asset value of the Fund is determined as of the close of business at the end of each month. The net asset value of the Fund equals the value of the assets of the Fund, respectively, less liabilities, including accrued fees and expenses.

            The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at value which is the portion of the net asset value of the Master Fund held by the Fund. The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, which are attached to this report.

      B.    FAIR VALUE MEASUREMENTS

            The Fund and the Master Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS No. 157), effective April 1, 2008. SFAS No. 157 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

PNC ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      C.    INCOME RECOGNITION AND SECURITY TRANSACTIONS

            Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Master Fund. The Fund will bear, as an investor in the Master Fund, its share of the income, realized and unrealized gains and losses of the Master Fund.

      D.    SEGREGATED ACCOUNT

            A portion of the investment in the Master Fund is segregated to finance the repurchase of Interests from the tender offers.

      E.    FUND EXPENSES

            The Fund will bear all expenses incurred in its business other than those that the Manager assumes. The expenses of the Fund include, but are not limited to, the following: legal fees; administrative fees; auditing fees; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund. The Master Fund pays the expense allocated to, and incurred by, the Fund and is reimbursed by the Fund through the redemption of Interests in the Master Fund.

      F.    EXPENSE LIMITATION

            Pursuant to the Expense Limitation Agreement, the Manager has contractually agreed to waive and/or reimburse the Fund's expenses to the extent necessary to ensure that the Fund's annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed 2.09% of the Fund's average net assets. The Expense Limitation Agreement will remain in effect through June 30, 2009 and will automatically renew for successive one year periods thereafter unless the Manager provides written notice of termination at least 30 days prior to the end of the then-current term.

      G.    INCOME TAXES

            The Fund intends to operate and has elected to be treated as a partnership for federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements. Tax years 2005, 2006, 2007 and 2008 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

      H.    DISTRIBUTION POLICY

            The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

PNC ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      I.    INVESTMENT IN REGISTERED INVESTMENT COMPANY

            The Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At March 31, 2009, there was no investment in this registered investment company.

      J.    CAPITAL ACCOUNTS

            Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

      K.    RESTRICTED CASH

            The Fund holds non-interest bearing restricted cash, which serves as collateral for the note payable for the tender offer.

      L. USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.    RELATED PARTY TRANSACTIONS

      A.    INCENTIVE FEES

            The Fund pays the Manager an annual incentive fee ("Incentive Fee"), payable at the fiscal period-end (the "Incentive Period"), equal to 10% of each member's net profits in excess of such member's Loss Carryforward Amount. The "Loss Carryforward Amount" for each member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each member's capital account for such Incentive Period. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

      B.    ADMINISTRATION AND OTHER FEES

            The Fund has retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.25% of members' capital of the Fund plus a $15,000 flat fee. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

            SEI Private Trust Company serves as custodian and escrow agent for the Fund's assets.

PNC ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      C.    BOARD FEES

            The Fund pays each Director an annual retainer of $1,000. The Directors will not receive any fees from the Fund for attending regular Board meetings, but the Fund will pay each Director $500, plus expenses, for each special or telephonic meeting if such meeting is called solely for the Fund. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2009 were $60,597, which includes $52,648 allocated from Master.

4.    CONCENTRATION OF RISK

      The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. The Master Fund's concentration of risk is discussed in the notes to the Master Fund's financial statements.

5.    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in the notes to the Master Fund's financial statements.

6.    GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

      In the normal course of business the Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.    INVESTMENT TRANSACTIONS

      For the year ended March 31, 2009, aggregate purchases of the Master Fund amounted to $142,548 and aggregate sales of the Master Fund amounted to $10,258,211.

8.    TENDER OFFERS

      On February 26, 2008, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2008. Tenders with a value in the amount of $2,500,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after June 30, 2008. Members received an initial payment of $2,250,000 on July 31, 2008 and the remaining amount will be paid promptly after the completion of the Fund's March 31, 2009 year-end audit.

PNC ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      On May 28, 2008, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of members' capital of the Fund tendered by Members of the Fund at a price equal to the net asset value at September 30, 2008. Tenders with a value in the amount of $2.5 million were received and accepted by the Fund from Members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to payment on or about 30 days after September 30, 2008. Members received an initial payment of $2,250,000 on October 31, 2008 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2009 year-end audit.

      On August 26, 2008, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of members' capital of the Fund tendered by Members of the Fund at a price equal to the net asset value at December 31, 2008. Tenders with an estimated value in the amount of $2.5 million were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after December 31, 2008. Members received an initial payment of $2,250,000 on January 31, 2009 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2009 year-end audit.

      On November 24, 2008, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at March 31, 2009. Tenders with a value in the amount of $2,500,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to payment on or about 30 days after March 31, 2009. Members received an initial payment of $2,250,000 on April 30, 2009 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2009 year-end audit.

      On February 24, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2009. Tenders with an estimated value in the amount of $2,500,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after June 30, 2009, and the remaining payment promptly after the completion of the Fund's March 31, 2010 year end audit.

PNC ALTERNATIVE STRATEGIES FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either
(1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o PNC Alternative Strategies Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

INDEPENDENT DIRECTORS

                POSITION(S)   LENGTH OF          PRINCIPAL
                 HELD WITH       TIME          OCCUPATION(S)
NAME AND AGE        FUND        SERVED      DURING PAST 5 YEARS                OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------   ------------  ----------  ------------------------  ----------------------------------------------------------
L. White        Director      Since 2003  Retired since 2001;       PNC Alternative Strategies Master Fund LLC, PNC
Matthews, III                             Chairman, Ceridian        Alternative Strategies TEDI Fund LLC, PNC Long-Short
Age: 63                                   Corporation, 2006 to      Master Fund LLC, PNC Long-Short Fund LLC, PNC Long-Short
                                          present.                  TEDI Fund LLC, PNC Absolute Return Fund LLC, PNC Absolute
                                                                    Return Master Fund LLC, PNC Absolute Return TEDI Fund LLC;
                                                                    PNC Funds, Inc.; Matrixx Initiatives, Inc.
                                                                    pharmaceuticals); Imation Corp. (data storage products).

Edward D.       Director      Since 2002  Dean and Chief Executive  PNC Alternative Strategies Master Fund LLC, PNC
Miller                                    Officer, Johns Hopkins    Alternative Strategies TEDI Fund LLC, PNC Long-Short
Age: 66                                   Medicine, January 1997    Master Fund LLC, PNC Long-Short Fund LLC, PNC Long-Short
                                          to present.               TEDI Fund LLC, PNC Absolute Return Fund LLC, PNC Absolute
                                                                    Return Master Fund LLC, PNC Absolute Return TEDI Fund LLC;
                                                                    PNC Funds, Inc.; Bradmer Pharmaceuticals Inc.
                                                                    (pharmaceuticals).

PNC ALTERNATIVE STRATEGIES FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

John R. Murphy  Director and  Since 2002  Vice Chairman, National   PNC Alternative Strategies Master Fund LLC, PNC Alternative
Age: 75         Chairman                  Geographic Society,       Strategies TEDI Fund LLC, PNC Long-Short Master Fund LLC,
                of the Board              March 1998 to present.    PNC Long-Short Fund LLC, PNC Long-Short TEDI Fund LLC,
                                                                    PNC Absolute Return Fund LLC, PNC Absolute Return Master
                                                                    Fund LLC, PNC Absolute Return TEDI Fund LLC; PNC Funds,
                                                                    Inc.; Omnicom Group, Inc. (media and marketing services);
                                                                    Sirsi Dynix (technology).

Thomas L.       Director      Since 2005  Retired since August      PNC Alternative Strategies Master Fund LLC, PNC Alternative
Owsley                                    2004; President, Chief    Strategies TEDI Fund LLC, PNC Long-Short Master Fund LLC,
Age: 68                                   Executive Officer and     PNC Long-Short Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                          Chief Operating Officer,  Absolute Return Fund LLC, PNC Absolute Return Master Fund
                                          Crown Central Petroleum   LLC, PNC Absolute Return TEDI Fund LLC; PNC Funds, Inc.
                                          Corporation 2003 to
                                          August 2004: Senior Vice
                                          President, General
                                          Counsel and Corporate
                                          Secretary, Crown Central
                                          Petroleum Corporation,
                                          2001 to 2003.

George R.       Director      Since 2002  President, U.S.-Japan     PNC Alternative Strategies Master Fund LLC, PNC Alternative
Packard, III                              Foundation, July 1998 to  Strategies TEDI Fund LLC, PNC Long-Short Master Fund LLC,
Age: 77                                   present.                  PNC Long-Short Fund LLC, PNC Long-Short TEDI Fund LLC,
                                                                    PNC Absolute Return Fund LLC, PNC Absolute Return Master
                                                                    Fund LLC, PNC Absolute Return TEDI Fund LLC; PNC
                                                                    Funds, Inc.

PNC ALTERNATIVE STRATEGIES FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

INTERESTED DIRECTOR

                 POSITION     LENGTH OF
                 HELD WITH       TIME        PRINCIPAL OCCUPATION
NAME AND AGE       FUND         SERVED       DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------   -----------   ----------   ------------------------   ----------------------------------------------------------
Decatur H.      Director      Since 2002   Retired.                   PNC Alternative Strategies Master Fund LLC, PNC
Miller (1)                                                            Alternative Strategies TEDI Fund LLC, PNC Long-Short
Age: 76                                                               Master Fund LLC, PNC Long-Short Fund LLC, PNC Long-Short
                                                                      TEDI Fund LLC, PNC Absolute Return Fund LLC, PNC Absolute
                                                                      Return Master Fund LLC, PNC Absolute Return TEDI Fund LLC;
                                                                      PNC Funds, Inc.

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which PNC Bank, N.A., the parent company of PNC Capital Advisors, Inc. ("PCA"), is also a co-trustee.

OFFICERS OF THE FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

                       POSITION HELD       LENGTH OF                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE         WITH FUND        TIME SERVED                              DURING PAST 5 YEARS
--------------------  --------------  -------------------  -------------------------------------------------------------------
Kevin A. McCreadie    President       Since 2004           President and Chief Executive Officer, PCA since March 2004;
Age: 48                                                    Chief Investment Officer, PCA since 2002; Chief Investment Officer,
                                                           PNC Wealth Management since 2007; Partner of Brown Investment
                                                           Advisory & Trust Company from 1999 to 2002.

Jennifer E. Spratley  Vice President  Since March 2008     Treasurer and Vice President, PCA since September 2007; Unit
Age: 40               and Treasurer   and September 2007,  Leader, Fund Accounting and Administration, SEI Investments
                                      respectively         Global Funds Services 2005 to 2007; Fund Accounting Director,
                                                           SEI Global Funds Services 1999 to 2007.

PNC ALTERNATIVE STRATEGIES FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

                                              LENGTH
                         POSITION HELD       OF TIME                      PRINCIPAL OCCUPATION(S)
  NAME AND AGE             WITH FUND          SERVED                       DURING PAST 5 YEARS
-----------------     -------------------   ----------   -----------------------------------------------------------
George L. Stevens     Assistant Vice        Since 2008   Director-CCO Services, Beacon Hill Fund Services, Inc.
Age: 58               President and Chief                (distributor Services, chief compliance officer services
                      Compliance Officer                 and/or chief financial officer services) since 2008; Vice
                                                         President, Citi Fund Services Ohio, Inc. from 1995 to 2008.

Jennifer E. Vollmer   Secretary             Since 2002   Senior Counsel, The PNC Financial Services Group, Inc.
Age: 37                                                  since March 2007; Secretary, PCA since 2001; Vice
                                                         President, PCA 2001 to 2007.

Savonne L. Ferguson   Assistant Secretary   Since 2004   Vice President, PCA since September 2007; Assistant Vice
Age: 35                                                  President, PCA 2002 to 2007.

PNC ALTERNATIVE STRATEGIES FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2009

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

PNC ALTERNATIVE STRATEGIES
MASTER FUND LLC
ANNUAL REPORT
MARCH 31, 2009

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
CONTENTS
MARCH 31, 2009

                                                                          PAGE
Fund Commentary (Unaudited) ......................................           2

Report of Independent Registered Public Accounting Firm ..........           6

FINANCIAL STATEMENTS

Schedule of Investments ..........................................           7

Statement of Assets and Liabilities ..............................           9

Statement of Operations ..........................................          10

Statements of Changes in Members' Capital ........................          11

Statement of Cash Flows ..........................................          12

Financial Highlights .............................................          13

Notes to Financial Statements ....................................          14

Liquidity of Investment Funds (Unaudited) ........................          22

Directors and Officers of the Fund (Unaudited) ...................          23

Other Information (Unaudited) ....................................          27

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY
MARCH 31, 2009

Dear Members:

PNC Alternative Strategies Master Fund* (the "Fund") declined 14.45%, net of all fees and expenses for the 12 months ended March 31, 2009 (the "Reporting Period"). In comparison, the Russell 2000 Index declined 38.55% for the same period.

Even though it would be an understatement to say that the 12 months ended March 31, 2009 were a most challenging time for economies and financial markets worldwide, the Fund managed to produce positive returns in four of the 12 months during the Reporting Period. The Fund also tracked or outperformed the Russell 2000 Index on a relative basis in five of the 12 months during the Reporting Period. Indeed, the Fund outperformed the broad small-cap equity market for the Reporting Period overall. It is also important to note that the Fund's standard deviation, a commonly used statistical measure of portfolio volatility and risk, remained significantly lower than that of the Russell 2000 Index for the Reporting Period. Specifically, the Fund had an annualized standard deviation of 11.04% for the Reporting Period, compared to a 33.10% annualized standard deviation for the Russell 2000 Index.

Given the absolute losses experienced by the Fund during the annual period, its significant outperformance of the Russell 2000 Index may be small solace, but it is also testament to our emphasis on both risk management and investment opportunity. Such out-performance by the Fund also indicates that even with a broad-based decline of the Russell 2000 Index, sub-fund manager and hedge fund strategy selection decisions can help. Especially in times such as this, it is also important to maintain a long-term perspective. Since its inception on December 27, 2002, the Fund has gained 3.04%, net of all fees, expenses and incentive allocations, on an annualized basis through March 31, 2009. In comparison, the Russell 2000 Index rose 1.59% for the same period.

MARKET AND ECONOMIC REVIEW

The annual period ended March 31, 2009 was one investors hope never to see repeated, as the breadth and duration of the equity market correction was the most severe in generations. Small-cap equities, as represented by the Russell 2000 Index, outpaced both their large-cap and mid-cap counterparts for the fiscal year. Within the small-cap sector, growth stocks modestly outpaced value stocks. Nevertheless, all sectors comprising the Russell 2000 Index experienced double-digit declines during the 12 months. Four of the ten sectors fell more than 35% during the annual period, with cyclical areas, such as industrials, energy, materials, and consumer discretionary, experiencing the greatest declines. More defensive sectors, including consumer staples, utilities and telecommunications, dropped less dramatically. The much-headlined financials sector actually outpaced the Russell 2000 Index, falling 31.83% during the annual period. Still, as the year progressed, it was dislocations in the financial landscape that gave rise to a systemic decline in the U.S. economy more broadly. This, in turn, led to fear and panic in the U.S. equity market. These domestic-based conditions were exacerbated by the economic slowdown experienced globally. The result was that all four quarters of the fiscal year witnessed negative returns in the U.S. equity market.

The fiscal year ended with a glimmer of positive news, as most of the major U.S. equity market indexes gained ground in March. The Russell 2000 Index gained 8.67% in March--its best monthly showing since January 2006.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY
MARCH 31, 2009

FUND REVIEW

During the Reporting Period, Robeco Investment Management, Inc. maintained its goal of increasing portfolio risk to be consistent with the Fund's stated objectives and at the same time refined both sub-fund manager and hedge fund strategy diversification so that no one manager or strategy may dominate performance.

In so doing, we redeemed four of the Fund's 16 managers and added one manager, such that there were 13 managers at March 31, 2009. We sought managers who, in our view, have well-articulated investment processes for return generation and demonstrated abilities to manage portfolio risk exposures. We also sought managers who we believe can generate returns through security selection versus significant long market exposures. Of the managers redeemed, all three were long/short equity managers; each was redeemed for investment-related reasons. The Fund's assets continued to be invested primarily with managers focusing on smaller companies, typically less than $5 billion in capitalization. Of the 13 hedge funds in the Fund at the end of March 2009, two generated positive returns and 11 generated negative returns for the Reporting Period. Of the redeemed managers, each of whom contributed to returns during the 12 months, two generated positive returns and two generated a negative return.

We categorized the Fund's strategies into three main components. The first is long/short equity strategies with a small-cap emphasis, where our goal is to normally allocate between 50%-75% of Fund assets. The other two are event-driven strategies and relative-value strategies with an emphasis in both components on those specific strategies correlated with small-cap returns. The non-long/short equity components are meant to enhance the Fund's risk-adjusted returns and help manage portfolio risk. During a Reporting Period that saw unprecedented volatility in the equity markets, all three of these strategy components lost ground. However, all three strategy components outperformed the Russell 2000 Index on a relative basis during the Reporting Period, two of them significantly.

- LONG/SHORT EQUITY STRATEGIES - Long/short equity strategies are typically characterized by buying long undervalued positions and selling short overvalued positions. The long/short equity strategies of the Fund declined but as a whole produced the best performance for the Fund on a relative basis. In fact, while long/short equity managers were not spared from the carnage in the equity markets, many of the Fund managers in this group trimmed both net and gross exposures, thus mitigating some downside as the market sold off, especially during the second quarter of the Reporting Period. During January and February 2009, these managers' short positions benefited from the steep declines experienced by the markets. Among this component's sub-strategies, the Fund's highly-hedged manager performed best, as this manager was positioned well with a conservative and highly-hedged portfolio that enabled them to take advantage of the gyrations in the equity markets. These very same volatile market conditions caused the Fund's variable exposure managers to turn in the worst relative performance within the component during the Reporting Period. Overall, variable exposure managers tend to have more latitude with respect to net sector exposure. During the first half of the Reporting Period, managers who had long biases in the energy and materials sectors were impacted by the sell-off in those areas, while managers who were net short the financial sector were impacted by the emergency restrictions placed on short selling during these months. Despite more conservative positioning during the second half of the Reporting Period, these variable exposure managers' losses mounted as they faced ongoing severe market volatility and significant dislocations between holdings' valuations and fundamentals. The one manager we added during the Reporting Period is a long-short equity manager. Cadian Fund, L.P. employs a variable exposure strategy. The three managers redeemed during the Reporting Period were also long-short equity managers, namely Delta

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY
MARCH 31, 2009

      Institutional, L.P. and North Run Qualified Partners, L.P., which both employ a variable exposure strategy, and Rosehill Saisei Fund, L.P., which uses a long-biased strategy. With these changes, the Fund's allocation to this component shifted from 68.4% of the Fund's members' capital at the start of the Reporting Period to 79.2% of the Fund's members' capital at the end of the Reporting Period.

- EVENT-DRIVEN STRATEGIES - Event-driven strategies are, in general, approaches that seek to anticipate certain events, such as mergers or corporate restructurings. Event-driven strategies overall declined but still materially outpaced the Russell 2000 Index on a relative basis during the Reporting Period. Such a comparatively strong showing masks, however, the roller coaster event-driven strategies experienced during the Reporting Period. Event-driven strategies were the best-performing component of the Fund during the third quarter of the Reporting Period and the worst performer during the first and fourth quarters. Its sub-fund managers also experienced great volatility. For example, the component's multi-strategy sub-fund performed best within the component during the first half of the Reporting Period, as its manager tended to operate with low sector exposures and was thus somewhat insulated from the turmoil in the energy and financial sectors that plagued many of its peers. During the second half of the Reporting Period, this same multi-strategy sub-fund manager was the weakest performer within the component, hurt by its weak loan portfolio and its Volkswagen trade. Conversely, the catalyst-driven manager was the component's weakest performer during the first half of the Reporting Period and it's strongest during the second half. The catalyst-driven manager had net long exposure to India, where the equity market, as measured by the SENSEX 30, was down approximately 16.8% during the first half of the Reporting Period. In December 2008, India's equity market rebounded along with the broader emerging markets rally. These December gains partially offset losses subsequently caused by weak emerging markets during the first quarter of 2009 as well as the catalyst-driven manager's losses from its long financials position. The Fund's allocation to event-driven strategies shifted over the Reporting Period from 11.5% of the Fund's members' capital at the start of the Reporting Period to 8.1% of the Fund's members' capital at the end of the Reporting Period.

- RELATIVE-VALUE STRATEGIES - Relative-value strategies are market-neutral investment strategies that seek to identify investments whose values are attractive, compared to similar securities, when risk, liquidity and return are taken into account. The relative-value strategies of the Fund were the worst-performing component on a relative basis during the Reporting Period. That said, relative value strategies still managed to outpace the Russell 2000 Index during the Reporting Period overall. Further, relative value strategies were actually the best performing component during the first fiscal quarter, generating solid positive returns due primarily to conservative positioning in terms of historically low gross exposure levels and a well-timed reduction in exposure to resource-related equities by its macro manager. However, during the second and third quarters of the Reporting Period, the component was the worst performer and generated double-digit negative returns, as deterioration in the commercial real estate market and frozen credit markets caused the structured credit manager to face serious liquidity issues and asset-value write-downs. Within the component for the Reporting Period as a whole, the Fund's macro manager performed best, while the Fund's structured credit manager lagged. Overall, the Fund's allocation to relative-value strategies shifted from 10.3% of the Fund's members' capital at the start of the Reporting Period to 6.5% of the Fund's members' capital at the end of March 2009.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY
MARCH 31, 2009

STRATEGY AHEAD

Equity market volatility reached new heights during the Reporting Period and is anticipated to continue at more moderate levels through the remainder of 2009, as macroeconomic concerns persist. Reflecting this view, several managers in the Fund have been operating their portfolios with lower levels of risk by moderating gross, net and single stock exposure. Thus we believe the Fund was well positioned at the end of the Reporting Period with a mix of managers diversified by style, with both bottom-up fundamental investors and tactical traders, and by growth vs. value. As always, the Fund also remained diversified among its three strategy components.

We intend, of course, to continue to monitor and assess the merits of all managers and strategies employed in the Fund. As we seek additional managers for the Fund, we intend to focus on those with strong portfolio management and trading skills and those with a proven track record of successfully navigating volatile markets. We also intend to continue implementing strategies that may enhance the performance of the Fund while carefully examining current market cycles going forward.

Sincerely,

ROBECO INVESTMENT MANAGEMENT, INC.

* THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 1, 2006. THE PERFORMANCE AND PORTFOLIO HOLDINGS DISCUSSED HEREIN INCLUDE THE PAST PERFORMANCE AND PORTFOLIO HOLDINGS OF A PREDECESSOR FUND WITH THE SAME INVESTMENT OBJECTIVE AND STRATEGIES THAT TRANSFERRED ALL OF ITS ASSETS TO THE FUND ON JULY 1, 2006.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Alternative Strategies Master Fund LLC:

We have audited the accompanying statement of assets and liabilities of PNC Alternative Strategies Master Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and financial highlights for the years ended March 31, 2009 and 2008 and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Alternative Strategies Master Fund LLC as of March 31, 2009, the results of its operations and its cash flows for the year then ended, and the changes in its members' capital for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in underlying funds, valued at $25,055,586 (93.84% of total members' capital) as of March 31, 2009, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the investment managers or general partners of the underlying funds.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2009

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2009

            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  [PIE CHART]

Long/Short - Variable Exposure            51%

Long/Short - Long-Biased                  21%

Long/Short - Highly Hedged                12%

Macro                                      8%

Event-Driven                               7%

Structured Credit                          1%


                                                                                        % OF
INVESTMENT FUNDS*                                       COST           VALUE      MEMBERS' CAPITAL
LONG/SHORT - VARIABLE EXPOSURE
   Apis Capital, L.P.                               $  1,783,860   $  2,128,637               7.97%
   Cadian Fund, L.P.                                   3,000,000      2,616,911               9.80
   Cobalt Partners, L.P.**                             4,000,000      3,909,956              14.65
   Coeus Capital, L.P.                                 2,000,000      1,759,316               6.59
   Criterion Institutional Partners, L.P.              1,195,334      1,500,667               5.62
   Tracer Capital Partners QP, L.P.**                    778,354        811,566               3.04
                                                    ------------   ------------   ----------------
      Total Long/Short - Variable Exposure            12,757,548     12,727,053              47.67
LONG/SHORT - LONG-BIASED
   Clovis Capital Partners Institutional, L.P.         2,046,500      2,147,458               8.04
   Harvey SMidCap, L.P.**                              3,000,000      3,168,591              11.87
                                                    ------------   ------------   ----------------
      Total Long/Short - Long-Biased                   5,046,500      5,316,049              19.91
LONG/SHORT - HIGHLY HEDGED
   Pennant Winward Fund, L.P.**                        1,600,000      3,105,945              11.63
                                                    ------------   ------------   ----------------
      Total Long/Short - Highly Hedged                 1,600,000      3,105,945              11.63
MACRO
   Wexford Spectrum Fund I, L.P.**                     1,978,691      1,927,818               7.22
                                                    ------------   ------------   ----------------
      Total Macro                                      1,978,691      1,927,818               7.22
EVENT-DRIVEN
   Altima Global Special Situations Fund, L.P.**       1,720,948      1,672,364               6.26
   Perry Partners, L.P.                                  108,884         77,383               0.29
                                                    ------------   ------------   ----------------
      Total Event-Driven                               1,829,832      1,749,747               6.55
STRUCTURED CREDIT
   Petra Offshore Fund, L.P.                           1,250,000        228,974               0.86
                                                    ------------   ------------   ----------------
      Total Structured Credit                          1,250,000        228,974               0.86
                                                    ------------   ------------   ----------------
      Total Investments                             $ 24,462,571   $ 25,055,586              93.84%
                                                    ============   ============   ================

*     All investments are non-income producing.

**    Fund investment fully or partially segregated to cover tender offers.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2009

As of March 31, 2009, the value of the Master Fund's investments by country as a percentage of members' capital is as follows:

       COUNTRY              COST           VALUE
Cayman Islands - 0.86%  $  1,250,000   $    228,974
United States - 92.98%    23,212,571     24,826,612
                        ------------   ------------
                        $ 24,462,571   $ 25,055,586
                        ============   ============

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $24,462,571. Net unrealized appreciation on investments for tax purposes was $593,015 consisting of $2,458,816 of gross unrealized appreciation and $1,865,801 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 93.84% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009

ASSETS
Investment Funds, at value (cost $24,462,571)                               $ 25,055,586
Investment in registered investment company, at value (cost $1,389,638)*       1,389,638
Fund investments made in advance                                               2,000,000
Receivable from fund investments sold                                          3,577,929
Prepaid expenses                                                                  13,890
Dividend income receivable                                                         1,597
                                                                            ------------
   Total assets                                                               32,038,640
                                                                            ------------
LIABILITIES
Due to feeder funds for tender offers                                          5,200,000
Management fee payable                                                            67,415
Administration fee payable                                                        37,178
Directors' fees payable                                                            2,464
Other accrued expenses                                                            30,352
                                                                            ------------
   Total liabilities                                                           5,337,409
                                                                            ------------
   Net assets                                                               $ 26,701,231
                                                                            ============
MEMBERS' CAPITAL
Capital                                                                     $ 19,691,638
Accumulated net investment loss                                               (2,475,772)
Accumulated net realized gain on investments                                   8,892,350
Net unrealized appreciation on investments                                       593,015
                                                                            ------------
   Members' capital                                                         $ 26,701,231
                                                                            ============

*     See Note 2 in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2009

INVESTMENT INCOME
Dividend income                                              $     44,939
                                                             ------------
OPERATING EXPENSES
Management fees                                                   493,381
Administration fees                                                80,553
Directors' fees                                                    58,795
Chief Compliance Officer fees                                       6,299
Audit fees                                                         61,453
Legal fees                                                         60,831
Tax expense                                                        31,039
Printing fees                                                      30,392
Custodian fees                                                      4,028
Interest expense                                                      173
Other expenses                                                     46,578
                                                             ------------
   Operating expenses                                             873,522
                                                             ------------
   Net investment loss                                           (828,583)
                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                1,872,458
Net change in unrealized appreciation on investments           (7,157,984)
                                                             ------------
   Net realized and unrealized loss on investments             (5,285,526)
                                                             ------------
Net decrease in members' capital from operating activities   $ (6,114,109)
                                                             ============

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2008

FROM OPERATING ACTIVITIES
Net investment loss                                                $    (895,867)
Net realized gain on investments                                       4,865,247
Net change in unrealized appreciation on investments                  (3,305,560)
                                                                   -------------
      Net increase in members' capital from operating activities         663,820
                                                                   -------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                       2,140,915
Costs of Interests repurchased                                       (10,365,679)
                                                                   -------------
      Net decrease in members' capital from capital transactions      (8,224,764)
                                                                   -------------
MEMBERS' CAPITAL
Balance at beginning of year                                          50,659,491
                                                                   -------------
Balance at end of year                                             $  43,098,547
                                                                   =============
FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                                                $    (828,583)
Net realized gain on investments                                       1,872,458
Net change in unrealized appreciation on investments                  (7,157,984)
                                                                   -------------
      Net decrease in members' capital from operating activities      (6,114,109)
                                                                   -------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                         575,636
Costs of Interests repurchased                                       (10,858,843)
                                                                   -------------
      Net decrease in members' capital from capital transactions     (10,283,207)
                                                                   -------------
MEMBERS' CAPITAL
Balance at beginning of year                                          43,098,547
                                                                   -------------
Balance at end of year                                             $  26,701,231
                                                                   =============

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital from operating activities                            $  (6,114,109)
Adjustments to reconcile net decrease in members' capital from operating activities to net cash provided by operating activities
   Net change in unrealized appreciation on investments                                   7,157,984
   Net realized gain on investments                                                      (1,872,458)
   Purchases of investments                                                              (5,500,000)
   Proceeds from the sale of investments                                                 13,991,079
   Net purchases of short-term investments                                               (1,389,638)
   Decrease in fund investments made in advance                                             500,000
   Decrease in receivable from fund investments sold                                      3,594,494
   Decrease in receivable from feeder funds                                                 157,005
   Decrease in dividend income receivable                                                     2,555
   Decrease in prepaid expenses                                                              59,591
   Decrease in management fee payable                                                       (64,980)
   Decrease in Chief Compliance Officer fees payable                                           (843)
   Decrease in line of credit facilities fee payable                                         (7,156)
   Increase in administration fee payable                                                    33,847
   Increase in directors' fees payable                                                        2,464
   Increase in other accrued expenses                                                         1,841
                                                                                      -------------
      Net cash provided by operating activities                                          10,551,676
                                                                                      -------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                                            575,636
Costs of Interests repurchased                                                          (10,758,843)
Proceeds from line of credit                                                                500,000
Repayment on line of credit                                                                (500,000)
                                                                                      -------------
      Net cash used in financing activities                                             (10,183,207)
                                                                                      -------------
      Net increase in cash and cash equivalents                                             368,469

CASH AND CASH EQUIVALENTS
Beginning of year                                                                          (368,469)
                                                                                      -------------
End of year                                                                           $          --
                                                                                      =============
SUPPLEMENTAL INFORMATION:
Interest paid on line of credit*                                                      $         173
                                                                                      =============

*     See Note 9 in Notes to Financial Statements

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FINANCIAL HIGHLIGHTS

                                             YEAR        YEAR       PERIOD
                                            ENDED       ENDED       ENDED
                                           MARCH 31,   MARCH 31,   MARCH 31,
                                            2009         2008        2007+
                                          ----------   ---------   ---------
Total return (1)                            (14.45)%       0.76 %      7.84 %
Members' capital, end of period (000's)   $ 26,701     $ 43,099    $ 50,659

RATIOS TO AVERAGE NET ASSETS
   Net investment loss                       (2.09)%      (1.71)%     (1.87)% (3)
   Net operating expenses (2)                 2.21 %       1.85 %      1.97 % (3)
Portfolio turnover                           15.23 %      22.16 %     17.52 % (4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all Members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio is calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to a member's capital may vary from these ratios based on the timing of capital transactions.

(3)   Annualized.

(4)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

1.    ORGANIZATION

      PNC Alternative Strategies Master Fund LLC, the "Master Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $51,454,186 (comprised of $50,405,002 of fund investments, $936,182 of cash, $108,658 of receivable from fund investments sold, and $4,344 of dividends receivable) from PNC Alternative Strategies Fund LLC (formerly Mercantile Alternative Strategies Fund LLC) on July 1, 2006. Unrealized appreciation of $8,396,715 was included in the transfer. The Master Fund is a "master" fund within a "master-feeder" structure. Within this structure, one or more feeder funds (the "Members") invest all or substantially all of their investable assets in a master fund. The feeder funds' investment objectives are substantially the same as those of the Master Fund.

      The Master Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies with a small-capitalization focus. In order to effectuate this strategy, the Master Fund will invest principally in Investment Funds whose investments have a median market capitalization of $5 billion or less. Alternative investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as "alternative investment strategies" in contrast to the investment programs of "traditional" registered investment companies, such as mutual funds.

      The Master Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Master Fund on behalf of the Members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

      PNC Capital Advisors, Inc. (formerly Mercantile Capital Advisors, Inc.), the "Manager", is the investment manager of the Master Fund and oversees the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund's Board. The Manager is registered as an investment adviser under the Advisers Act of 1940 (the "Advisers Act") and is a corporation formed under the laws of the State of Maryland. The Manager was a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, which, in turn, was wholly-owned by Mercantile Bankshares Corporation ("Mercantile Bankshares"). On March 2, 2007, Mercantile Bankshares merged into and with The PNC Financial Services Group, Inc. ("PNC"). As a result of the merger, the Manager is now indirectly wholly owned by PNC, a financial holding company. The acquisition by PNC of the indirect controlling interest in the Manager resulted in an "assignment," as that term is defined in the 1940 Act, of the prior investment management agreement which automatically terminated in accordance with its terms. The Manager continued to provide investment management services to the Master Fund under an interim investment management agreement (the "Interim Investment Management Agreement") approved by the Board of Directors, from March 2, 2007 through July 20, 2007, when the Members approved the new investment management agreement.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc. (formerly, Robeco-Sage Capital Management, LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

      Generally, initial and additional subscriptions for limited liability company interests ("Interests") by eligible Members may be accepted at such times as the Master Fund may determine. The Master Fund reserves the right to reject any subscriptions for Interests in the Master Fund. The Master Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Master Fund:

      A.    PORTFOLIO VALUATION

            The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

            The net asset value of the Master Fund equals the value of the Master Fund's assets less the Master Fund's liabilities, including accrued fees and expenses. The Master Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds, as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interests in the Investment Fund, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

            Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

            use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

            In September, 2006, the Financial Accounting Standards Board (FASB) released STATEMENT OF FINANCIAL ACCOUNTING STANDARDS (SFAS No. 157), which provides enhanced guidance for using fair value to measure assets and liabilities. The PNC Alternative Strategies Master Fund adopted SFAS No. 157 on April 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

                  - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

                  - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

                  - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

            As required by SFAS No. 157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund's investments are measured at March 31, 2009:

                                                 Level 1     Level 2      Level 3        Total
                                               -----------   -------   ------------   ------------
Investments in other hedge funds               $        --   $    --   $ 25,055,586   $ 25,055,586
Investments in registered investment company     1,389,638        --             --      1,389,638
                                               -----------   -------   ------------   ------------
TOTAL                                          $ 1,389,638   $    --   $ 25,055,586   $ 26,445,224
                                               ===========   =======   ============   ============

            The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                Change in
  Beginning                     unrealized                     Net transfers      Ending
Balance as of    Realized     appreciation/    Net purchase/   in and/or out   Balance as of
  3/31/08       gain/(loss)   (depreciation)      sales         of Level 3       3/31/09
-------------   -----------   --------------   -------------   -------------   -------------
$ 38,832,191    $ 1,872,458   $   (7,157,984)  $  (8,491,079)  $          --   $  25,055,586
-------------   -----------   --------------   -------------   -------------   -------------

            Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date were $(9,755,811).

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      B.    INCOME RECOGNITION AND SECURITY TRANSACTIONS

            Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund.

            Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

      C.    FUND EXPENSES

            The Master Fund bears all expenses incurred in its business. The expenses of the Master Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund's account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to its Members. In addition, the Master Fund pays the expense allocated to, and incurred by, the Members and is reimbursed by the Members through the redemption of Interests by the Members.

            The managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund's investment and an incentive or performance fee based upon the Master Fund's share of net profits in the Investment Fund. For the year ended March 31, 2009, allocations/fees for these services ranged from 1.0% to 2.0% annually for management fees and were 20% annually for the performance or incentive allocations.

      D.    INCOME TAXES

            The Master Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2006, 2007 and 2008 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

            On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      E.    INVESTMENT IN REGISTERED INVESTMENT COMPANY

            The Master Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund (the "Fund"), for cash management purposes. The Fund had entered into a Capital Support Agreement with a third-party on November 8, 2007, where the third-party provides capital to the Fund in order to keep the Fund's net asset value from dropping below $0.9950. This Capital Support Agreement was terminated as of August 1, 2008. At March 31, 2009, this investment consisted of 1,389,638 shares which amounted to 5.2% of members' capital.

      F.    SEGREGATED INVESTMENTS

            Certain investments have been segregated to finance the repurchase on Interests from tender offers.

      G.    CAPITAL ACCOUNTS

            Net profits or net losses of the Master Fund for each fiscal period will be allocated to the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of members' capital of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

      H.    USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Master Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.    RELATED PARTY TRANSACTIONS

      A.    MANAGEMENT FEE

            The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the net asset value of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

      B.    ADMINISTRATION AND OTHER FEES

            The Master Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.20% of members' capital of the Master Fund. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Master Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

            SEI Private Trust Company serves as custodian for the Master Fund's assets.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      C.    BOARD FEES

            Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Master Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Master Fund for the year ended March 31, 2009 were $58,795.

4.    CONCENTRATION OF RISK

      The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

      Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

5.    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.    GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

      In the normal course of business the Master Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund expects the risk of loss to be remote.

7.    INVESTMENT TRANSACTIONS

      For the year ended March 31, 2009, the aggregate purchases and sales of investments (excluding short-term securities) were $5,500,000 and $13,991,079, respectively.

8.    TENDER OFFERS

      On February 26, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2008. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on July 31, 2008.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      On May 28, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at September 30, 2008. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on October 31, 2008.

      On August 26, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at December 31, 2008. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on January 31, 2009.

      On November 24, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at March 31, 2009. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on April 30, 2009.

      On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2009. Tenders with an estimated value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members are entitled to receive payment of $2,600,000 on or about 30 days after June 30, 2009.

9.    LINE OF CREDIT

      The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays a facility fee to Boston Private Bank & Trust Company equal to one quarter of one percent of the amount of the facility. For the year ended March 31, 2009 the Master Fund had borrowings of $500,000 over a period of 2 days at an interest rate 6.25%. As of March 31, 2009, there were no borrowings outstanding.

10.   RECENT ACCOUNTING PRONOUNCEMENTS

      In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, Disclosures about Derivative Instruments and Hedging Activities. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Master Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Master Fund's financial position, performance, and cash flows. Management is currently evaluating the impact of the adoption of SFAS No. 161 will have on the Master Fund's financial statements and related disclosures.

      In April 2009, FASB Staff Position No. 157-4 -- Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4) was issued. FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2009

      asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 -- Fair Value Measurement. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. Earlier adoption for periods ending before March 15, 2009, is not permitted. At this time, Management is evaluating the impact of FSP 157-4 on the Master Fund's financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
LIQUIDITY OF INVESTMENT FUNDS
MARCH 31, 2009

The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to one year from initial investment.

INVESTMENT FUNDS                                   LIQUIDITY
   Altima Global Special Situations Fund, L.P.     Quarterly
   Apis Capital, L.P.                              Quarterly
   Cadian Fund, L.P.                               Quarterly
   Clovis Capital Partners Institutional, L.P.     Quarterly
   Cobalt Partners, L.P.                          Semi-Annual
   Coeus Capital, L.P.                             Quarterly
   Criterion Institutional Partners, L.P.          Quarterly
   Harvey SMidCap, L.P.                            Quarterly
   Pennant Winward Fund, L.P.                      Quarterly
   Perry Partners, L.P.                            Annually
   Petra Offshore Fund, L.P.                       Quarterly
   Tracer Capital Partners QP, L.P.                Quarterly
   Wexford Spectrum Fund I, L.P.                   Quarterly

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either
(1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o PNC Alternative Strategies Master Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

INDEPENDENT DIRECTORS

                POSITION(S)   LENGTH OF         PRINCIPAL
                 HELD WITH       TIME         OCCUPATION(S)
 NAME AND AGE      FUND         SERVED     DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------  -----------   ----------   --------------------   -----------------------------------------------------------------
L. White        Director      Since 2003   Retired since 2001;    PNC Alternative Strategies Fund LLC, PNC Alternative Strategies
Matthews, III                              Chairman, Ceridian     TEDI Fund LLC, PNC Long-Short Master Fund LLC, PNC Long-Short
Age: 63                                    Corporation, 2006 to   Fund LLC,PNC Long-Short TEDI Fund LLC, PNC Absolute Return Fund
                                           present;               LLC, PNC Absolute Return Master Fund LLC, PNC Absolute Return
                                                                  TEDI  Fund LLC; PNC Funds, Inc.; Matrixx Initiatives, Inc.
                                                                  (pharmaceuticals); Imation Corp. (data storage products).

Edward D.       Director      Since 2002   Dean and Chief         PNC Alternative Strategies Fund LLC, PNC Alternative Strategies
Miller                                     Executive Officer,     TEDI Fund LLC, PNC Long-Short Master Fund LLC, PNC Long-Short
Age: 66                                    Johns  Hopkins         Fund LLC, PNC Long-Short TEDI Fund LLC, PNC Absolute Return
                                           Medicine, January      Fund LLC, PNC Absolute Return Master Fund LLC, PNC Absolute
                                           1997 to present.       Return TEDI Fund LLC; PNC Funds, Inc.; Bradmer Pharmaceuticals
                                                                  Inc. (pharmaceuticals).

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

John R. Murphy   Director and Chairman     Since 2002   Vice Chairman, National     PNC Alternative Strategies Fund LLC, PNC
Age: 75          of the Board                           Geographic Society, March   Alternative Strategies TEDI Fund LLC, PNC Long-
                                                        1998 to present.            Short Master Fund LLC, PNC Long-Short Fund
                                                                                    LLC, PNC Long-Short TEDI Fund LLC, PNC Absolute
                                                                                    Return Fund LLC, PNC Absolute Return Master
                                                                                    Fund LLC, PNC Absolute Return TEDI Fund LLC;
                                                                                    PNC Funds, Inc.; Omnicom Group, Inc. (media and
                                                                                    marketing services); Sirsi Dynix (technology).

Thomas L.        Director                  Since 2005   Retired since August        PNC Alternative Strategies Fund LLC, PNC
Owsley                                                  2004; President, Chief      Alternative Strategies TEDI Fund LLC, PNC
Age: 68                                                 Executive Officer and       Long-Short Master Fund LLC, PNC Long-Short
                                                        Chief Operating             Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                        Officer, Crown Central      Absolute Return Fund LLC, PNC Absolute Return
                                                        Petroleum Corporation       Master Fund LLC, PNC Absolute Return TEDI Fund
                                                        2003 to August 2004:        LLC; PNC Funds, Inc.
                                                        Senior Vice President,
                                                        General Counsel and
                                                        Corporate Secretary,
                                                        Crown Central Petroleum
                                                        Corporation, 2001 to
                                                        2003.

George R.        Director                  Since 2002   President, U.S.-Japan       PNC Alternative Strategies Fund LLC, PNC
Packard, III                                            Foundation, July 1998       Alternative Strategies TEDI Fund LLC, PNC
Age: 77                                                 to present.                 Long-Short Master Fund LLC, PNC Long-Short Fund
                                                                                    LLC, PNC Long-Short TEDI Fund LLC, PNC Absolute
                                                                                    Return Fund LLC, PNC Absolute Return Master
                                                                                    Fund LLC, PNC Absolute Return TEDI Fund
                                                                                    LLC; PNC Funds, Inc.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

INTERESTED DIRECTOR

               POSITION    LENGTH OF
               HELD WITH      TIME      PRINCIPAL OCCUPATION
NAME AND AGE     FUND        SERVED     DURING PAST 5 YEARS              OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------   ---------   ----------   --------------------   ---------------------------------------------------------
Decatur H.     Director    Since 2002   Retired.               PNC Alternative Strategies Fund LLC, PNC Alternative
Miller (1)                                                     Strategies TEDI Fund LLC, PNC Long-Short Master Fund LLC,
Age: 76                                                        PNC Long-Short Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                               Absolute Return Fund LLC, PNC Absolute Return Master Fund
                                                               LLC, PNC Absolute Return TEDI Fund LLC; PNC Funds, Inc.

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which PNC Bank, N.A., the parent company of PNC Capital Advisors, Inc. ("PCA"), is also a co-trustee.

OFFICERS OF THE FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

                       POSITION HELD         LENGTH OF                                PRINCIPAL OCCUPATION(S)
    NAME AND AGE         WITH FUND          TIME SERVED                                DURING PAST 5 YEARS
--------------------   --------------   --------------------   --------------------------------------------------------------------
Kevin A. McCreadie     President        Since 2004             President and Chief Executive Officer, PCA since March 2004; Chief
Age: 48                                                        Investment Officer, PCA since 2002; Chief Investment Officer, PNC
                                                               Wealth Management since 2007; Partner of Brown Investment Advisory
                                                               & Trust Company from 1999 to 2002.

Jennifer E. Spratley   Vice President   Since March 2008 and   Treasurer and Vice President, PCA since September 2007; Unit Leader,
Age: 40                and Treasurer    September 2007,        Fund Accounting and Administration, SEI Investments Global Funds
                                        respectively           Services 2005 to 2007; Fund Accounting Director, SEI Global Funds
                                                               Services 1999 to 2007.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2009

                                                   LENGTH
                            POSITION HELD          OF TIME                            PRINCIPAL OCCUPATION(S)
    NAME AND AGE              WITH FUND            SERVED                               DURING PAST 5 YEARS
--------------------   ------------------------   ----------   -------------------------------------------------------------------
George L. Stevens      Assistant Vice President   Since        Director-CCO Services, Beacon Hill Fund Services, Inc. (distributor
Age: 58                and Chief Compliance       2008         services, chief compliance officer services and/or chief financial
                       Officer                                 officer services) since 2008; Vice President, Citi Fund Services
                                                               Ohio, Inc. from 1995 to 2008.

Jennifer E. Vollmer    Secretary                  Since        Senior Counsel, The PNC Financial Services Group, Inc. since March
Age: 37                                           2002         2007; Secretary, PCA since 2001; Vice President, PCA 2001 to 2007.

Savonne L. Ferguson    Assistant Secretary        Since        Vice President, PCA since September 2007; Assistant Vice President,
Age: 35                                           2004         PCA 2002 to 2007.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2009

PORTFOLIO HOLDINGS DISCLOSURE

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Master Fund's Forms N-Q will be available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

MANAGER AND ADMINISTRATOR
PNC Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER
Robeco Investment Management, Inc.
909 Third Avenue
New York, NY 10022

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The principal financial officer is also the principal accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. L. White Matthews, III. Mr.
L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2009 and March 31, 2008 are set forth in the table below.

                                     2009                                              2008
               -------------------------------------------------  -------------------------------------------------
                All fees and     All fees and    All other fees    All fees and     All fees and    All other fees
               services billed    services to    and services to  services billed    services to    and services to
                   to the           service          service          to the           service          service
               Registrant that  affiliates that  affiliates that  Registrant that  affiliates that  affiliates that
                  were pre-        were pre-     did not require     were pre-        were pre-     did not require
                  approved         approved       pre-approval       approved         approved       pre-approval
               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
(a)   Audit        $25,843            N/A              N/A            $16,000            N/A              N/A
      Fees(1)

(b)   Audit-         N/A              N/A              N/A              N/A              N/A              N/A
      Related
      Fees

(c)   Tax          $17,667            N/A              N/A            $15,750            N/A              N/A
      Fees

(d)   All            N/A              N/A              N/A              N/A              N/A              N/A
      Other
      Fees

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The master fund's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant, its investment manager (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment manager ("adviser affiliate"). Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) During the registrant's last two fiscal years, there were no waivers of the requirement that non-audit services provided to the registrant or any adviser affiliate be pre-approved.

(f)    Not Applicable.

(G) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $17,667 and $15,750, respectively.

(h)    Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to members filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant does not invest in voting securities. The registrant is a feeder fund that invests substantially all of its assets in a master fund which has the same investment objective as the registrant. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the registrant's voting rights with respect to the master fund will pass down to the registrant's own members.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant is a feeder fund that invests substantially all of its assets in a master fund which has the same investment objective as the master fund. The investment advisory services are provided to the master fund. As such, the following information pertains to the portfolio managers of the master fund's investment portfolio:


(a)(1) Effective January 1, 2007, Robeco Investment Management, Inc. (the "Adviser"), a corporation, is the investment adviser of the registrant. Prior to January 1, 2007, Robeco-Sage Capital Management L.L.C. d/b/a Sage Capital Management, served as investment adviser of the master fund. As a result of an internal restructuring effective January 1, 2007, Robeco-Sage Capital Management L.L.C. merged into Robeco Investment Management, Inc. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. The Adviser's offices are located at 909 Third Avenue, New York, NY 10022.

The day-to-day management of the master fund's portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, the Director of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund are made with the oversight of the Adviser's Investment Committee, comprised of Michael Abbott, the Chief Executive Officer of the Robeco-Safe division of the Adviser, Mr. Platkin, Mr. Wolf, and Glenn E. Sloat, the Head of Operational Due Diligence of the Robeco-Sage division of the Adviser.

      MICHAEL ABBOTT, Chief Executive Officer and Managing Director of the Robeco-Sage division of the Adviser (joined Robeco January 1, 2007). Mr. Abbott spent six years with Goldman Sachs in various leadership roles for the Goldman Sachs' convertibles and structured products groups before leaving in 2002 to found Elysium Capital Group, a macro discretionary hedge fund specializing in foreign exchange. His experience also includes positions with O'Connor Partners and Swiss Bank Corporation where he had leadership roles in developing business in equity and equity-linked capital markets, and syndicate and corporate derivatives. A native of London, Mr. Abbott holds a Bachelor of Laws from Kings College London University, and spent the early part of his career as a member of the London Metropolitan Police force.

      PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser, joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

      DARREN S. WOLF, CFA, Principal of the Robeco-Sage division of the Adviser. Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University's Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has more than six years of investment experience.

      GLENN SLOAT, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Investment Manager, joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm's dedicated operational due diligence analyst. Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients. He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc. After one year, he moved to Bankers Trust Company where he became an Assistant Vice President in the firm's Global Institutional Services Group, specializing in systems analysis and business process re-engineering. Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships. Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University's Stern School of Business.

(a)(2) The following table sets forth information about funds and accounts other than the master fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

                            REGISTERED INVESTMENT     POOLED INVESTMENT VEHICLES
                           COMPANIES MANAGED BY THE           MANAGED              OTHER ACCOUNTS MANAGED
                              PORTFOLIO MANAGER        BY THE PORTFOLIO MANAGER    BY THE PORTFOLIO MANAGER
NAME OF FUND'S PORTFOLIO   ------------------------   --------------------------   ------------------------
        MANAGER             NUMBER    TOTAL ASSETS     NUMBER     TOTAL ASSETS      NUMBER     TOTAL ASSETS
------------------------   --------   -------------   --------   ---------------   --------   -------------

Paul S. Platkin               7       $226,109,000       8       $1,169,382,000      0            N/A

Darren S. Wolf                7       $226,109,000       8       $1,169,382,000      0            N/A

Michael Abbott                7       $226,109,000       8       $1,169,382,000      0            N/A

Glenn Sloat                   7       $226,109,000       8       $1,169,382,000      0            N/A


                                REGISTERED INVESTMENT            POOLED INVESTMENT VEHICLES              OTHER ACCOUNTS
                                 COMPANIES MANAGED BY                  MANAGED BY THE                MANAGED BY THE PORTFOLIO
                                THE PORTFOLIO MANAGER                PORTFOLIO MANAGER                       MANAGER
                           --------------------------------   --------------------------------    -----------------------------
                                                                                                                 TOTAL ASSETS
                           NUMBER WITH    TOTAL ASSETS WITH   NUMBER WITH    TOTAL ASSETS WITH   NUMBER WITH         WITH
     NAME OF FUND'S        PERFORMANCE-     PERFORMANCE-      PERFORMANCE-     PERFORMANCE-      PERFORMANCE-    PERFORMANCE-
   PORTFOLIO MANAGER        BASED FEES       BASED FEES        BASED FEES       BASED FEES        BASED FEES      BASED FEES
------------------------   ------------   -----------------   ------------   -----------------   ------------   --------------

Paul S. Platkin                0                 N/A              4          $149,696,000           0              N/A

Darren S. Wolf                 0                 N/A              4          $149,696,000           0              N/A

Michael Abbott                 0                 N/A              4          $149,696,000           0              N/A

Glenn Sloat                    0                 N/A              4          $149,696,000           0              N/A

      Investment decisions at the Adviser are made by the Investment Committee. A consensus must be reached before an investment decision is made. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

      The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager's management of the master fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.

The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes.

(a)(3) The Adviser's compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers' compensation in cash. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. Certain portfolio managers are also eligible to participate in certain profit-sharing plans and deferred compensation arrangements with the Adviser.

(a)(4) As of March 31, 2009 no portfolio manager was the beneficial owner of any securities in the registrant or the master fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Conduct for the principal executive and principal financial officers is incorporated by reference to the registrant's certified shareholder report on Form N-CSR filed with the SEC on June 9, 2008. (Reg. Nos. 811-21257, 33-128725).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           PNC Alternative Strategies Fund LLC


By (Signature and Title)*              /s/ Kevin A. McCreadie
                                       -----------------------
                                       Kevin A. McCreadie
                                       Chief Executive Officer
Date: May 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*              /s/ Kevin A. McCreadie
                                       -----------------------
                                       Kevin A. McCreadie
                                       Chief Executive Officer

Date: May 29, 2009

By (Signature and Title)*              /s/ Jennifer E. Spratley
                                       -----------------------
                                       Jennifer E. Spratley
                                       Chief Financial Officer

Date: May 29, 2009

* Print the name and title of each signing officer under his or her signature.